Exhibit 10.1

SECOND AMENDMENT TO SECOND LIEN CREDIT AGREEMENT

This SECOND AMENDMENT TO SECOND LIEN CREDIT AGREEMENT (this “Amendment”) dated effective as of February 12, 2014, is entered into by and among LRE OPERATING, LLC, a Delaware limited liability company (“Borrower”), LRR ENERGY, L.P., a Delaware limited partnership, (“Parent”), the financial institutions party to the Credit Agreement referenced below (each a “Lender” and collectively, the “Lenders”), and WELLS FARGO ENERGY CAPITAL, INC., a Texas corporation, as administrative agent for the benefit of the Lenders (in such capacity, together with its successors in such capacity, “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, Borrower, Parent, Administrative Agent and the Lenders have entered into that certain Second Lien Credit Agreement dated as of June 28, 2012, as amended by that certain First Amendment dated effective March 21, 2013 (as further amended, modified or restated from time to time prior to the date hereof, the “Credit Agreement”);

WHEREAS, Borrower has requested that the Credit Agreement be amended as set forth herein; and

WHEREAS, subject to the conditions precedent set forth herein, the parties hereto have agreed to so amend the Credit Agreement.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the parties to this Amendment hereby agree as follows:

SECTION 1.                         Terms Defined in Credit Agreement.  As used in this Amendment, except as may otherwise be provided herein, all capitalized terms defined in the Credit Agreement shall have the same meaning herein as therein, all of such terms and their definitions being incorporated herein by reference. The Credit Agreement, as amended by this Amendment, and as may be further amended, modified or restated, is hereinafter called the “Agreement”.

SECTION 2.                         Amendments to Credit Agreement.  Subject to the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:

(a)                              The following definition is added to Section 1.02 of the Credit Agreement in the appropriate alphabetical order:

“2014 Permitted Issuances” means those certain issuances of Equity Interests by the Parent consummated on and before June 30, 2014.”

(b)                              Section 3.04(c)(ii) of the Credit Agreement is amended by inserting “and, unless an Event of Default has occurred and is then continuing, any 2014 Permitted Issuances” immediately following “except with respect to the March 2013 Issuance” therein.

(c)                               Section 8.01 of the Credit Agreement is amended by inserting the following as a new subsection immediately following Section 8.01(s) thereof:

“(t)                           2014 Permitted Issuances.  Within ten (10) Business Days thereafter, written notice of any 2014 Permitted Issuances, together with such other information concerning such 2014 Permitted Issuances as the Administrative Agent may reasonably request.”

SECTION 3.                         Conditions of Effectiveness.  The obligations of Administrative Agent and the Lenders to amend the Credit Agreement as provided herein are subject to the fulfillment of the following conditions precedent:

(a)                              Borrower, Parent and each Lender shall have delivered to Administrative Agent multiple duly executed counterparts of this Amendment;

(b)                              no Material Adverse Effect shall have occurred; and

(c)                               no Default or Event of Default shall have occurred.

SECTION 4.                         Representations and Warranties.  Each of Borrower and Parent represents and warrants to Administrative Agent and the Lenders, with full knowledge that the Lenders are relying on the following representations and warranties in executing this Amendment, as follows:

(a)                              the representations and warranties of the Loan Parties set forth in the Agreement and in the other Loan Documents shall be true and correct in all material respects (except that any such representations and warranties that are qualified by materiality shall be true and correct in all respects) on and as of the date first written above except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date first written above such representations and warranties shall continue to be true and correct in all material respects (except that any such representations and warranties that are qualified by materiality shall be true and correct in all respects) as of such specified earlier date; and

(b)                              before and after giving effect to this Amendment, no Default or Event of Default will exist.

SECTION 5.                         Reference to and Effect on the Agreement.  Upon the effectiveness hereof, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby.

SECTION 6.                         Cost, Expenses and Taxes.  Borrower agrees to pay all reasonable legal fees and expenses to be incurred in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered in connection with the transactions associated herewith, including reasonable attorneys’ fees and out-of-pocket expenses of Administrative Agent and the Lenders, and agrees to save Administrative Agent and each lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such fees.

SECTION 7.                         Extent of Amendment.  Except as otherwise expressly provided herein, neither the Agreement nor the other Loan Documents are amended, modified or affected by this Amendment.  Borrower and Parent each hereby ratifies and confirms that:

(a)                              except as expressly amended hereby, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Agreement remain in full force and effect and each of the Loan Documents to which it is a party are and remain legal, valid and binding obligations of the parties enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(b)                                                      the Mortgaged Property and the Collateral (as defined in that certain Guaranty Agreement) is unimpaired by this Amendment and any and all liens, security interests and other security or Collateral now or hereafter held by Administrative Agent or the Lenders as security for payment and performance of the obligations are hereby renewed and carried forth to secure payment and performance of all of the Indebtedness; and

(c)                                                       nothing in this Amendment implies any obligation on the part of Administrative Agent or the Lenders, and neither Administrative Agent nor the Lenders shall be obligated, at any time, to grant further amendments.

SECTION 8.                         Claims.  As additional consideration to the execution, delivery, and performance of this Amendment by the parties hereto and to induce Administrative Agent and the Lenders to enter into this Amendment, each of Borrower and Parent represents and warrants that it does not know of any defenses, counterclaims or rights of setoff to the payment of any Indebtedness of any Loan Party to Administrative Agent or the Lenders.

SECTION 9.                         Waiver and Release.  In consideration of the amendments herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of Borrower and Parent hereby waives, remises, releases, and forever discharges each Lender and the Administrative Agent, its predecessors and its successors, assigns, affiliates, shareholders, directors, officers, accountants, attorneys, employees, agents, representatives, and servants (collectively, the “Released Parties”) of, from and against any and all claims, actions, causes of action, suits, proceedings, contracts, judgments, damages, accounts, reckonings, executions, and liabilities whatsoever of every name and nature, whether known or unknown, whether or not well founded in fact or in law, and whether in law, at equity, or otherwise, which the undersigned ever had or now has for or by reason of any matter, cause, or anything whatsoever to this date relating to or arising out of the Loans, or any of them, or any of the Loan Documents, including without limitation any actual or alleged act or omission of any of the Released Parties with respect to the Loans, or any of them, or any of the Loan Documents, or any Liens or Collateral in connection therewith, or the enforcement of any of such Lender’s or the Administrative Agent’s rights or remedies thereunder.  The terms of this waiver and release shall survive the termination of this Amendment, the Loans, or the Loan Documents and shall remain in full force and effect after the termination thereof.

SECTION 10.                  Counterparts; Integration. Sections 12.06(a) (Counterparts) and 12.06(b) (Integration) of the Credit Agreement are hereby incorporated into this Amendment, mutatis mutandis, as a part hereof for all purposes.

SECTION 11.                  GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, except to the extent that federal laws of the United States of America apply. SECTIONS 12.09(b) (JURISDICTION) AND 12.09(c) (WAIVER OF JURY TRIAL) OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED INTO THIS AMENDMENT, MUTATIS MUTANDIS, AS A PART HEREOF FOR ALL PURPOSES.

SECTION 12.                  Headings.  Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.

SECTION 13.                  No Waiver.  Borrower and Parent each agrees that no Event of Default and no Default has been waived or remedied by the execution of this Amendment by Administrative Agent and the Lenders, and any such Default or Event or Default heretofore arising and currently continuing shall continue after the execution and delivery hereof.  Nothing contained in this Amendment nor any past indulgence by Administrative Agent or the Lenders, nor any other action or inaction on behalf of

Administrative Agent or the Lenders (i) shall constitute or be deemed to constitute a waiver of any Defaults or Events of Default which may exist under the Agreement or the other Loan Documents, or (ii) shall constitute or be deemed to constitute an election of remedies by Administrative Agent or the Lenders or a waiver of any of the rights or remedies of Administrative Agent or the Lenders provided in the Agreement or the other Loan Documents or otherwise afforded at law or in equity.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized.

BORROWER:

LRE OPERATING, LLC,
a Delaware limited liability company

By:	/s/ Jaime R. Casas
Name:	Jaime R. Casas
Title:	Vice President, Chief Financial Officer and Secretary

PARENT:

LRR ENERGY, L.P.,
a Delaware limited partnership

By: LRE GP, LLC, its general partner

	By:	/s/ Jaime R. Casas
	Name:	Jaime R. Casas
	Title:	Vice President, Chief Financial Officer and Secretary

ADMINISTRATIVE AGENT:

WELLS FARGO ENERGY CAPITAL, INC.,
a Texas corporation, as Administrative Agent

By:	/s/ Ryan Sauer
Name:	Ryan Sauer
Title:	Vice President

LENDER:

WELLS FARGO BANK, N.A.,
as a Lender

By:	/s/ Ryan Sauer
Name:	Ryan Sauer
Title:	Vice President

Signature Page to Second Amendment